Debt	12 Months Ended
Aug. 29, 2013
Debt Disclosure [Abstract]
Debt
Debt

As of	2013	2012
Elpida creditor installment payments	$1,644	$—
Capital lease obligations	1,252	883
2014 convertible senior notes	465	860
2027 convertible senior notes	147	141
2031A convertible senior notes	277	265
2031B convertible senior notes	253	243
2032C convertible senior notes	463	451
2032D convertible senior notes	369	361
2033E convertible senior notes	272	—
2033F convertible senior notes	260	—
Other notes payable	635	58
	6,037	3,262
Less current portion	1,585	224
	$4,452	$3,038

Our senior notes are unsecured obligations ranking equally in right of payment with all of our other existing and future unsecured indebtedness, and are effectively subordinated to all of our other existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness.  The convertible notes and the Intel note of Micron Technology, Inc. ("MTI") of $2,531 million are structurally subordinated to $1,863 million of other notes payable of its subsidiaries and capital lease obligations.  MTI guarantees certain debt obligations of its subsidiaries. MTI does not guarantee the Elpida creditor installment payments.  MTI's guarantees of its subsidiary debt obligations are unsecured obligations ranking equally in right of payment with all of its other existing and future unsecured indebtedness.

Elpida Creditor Installment Payments

The Elpida Companies are currently subject to corporate reorganization proceedings under the Corporate Reorganization Act of Japan. Both of the Elpida Companies have adopted plans of reorganization which set forth the treatment of the Elpida Companies' pre-petition creditors and their claims, which plans were approved by the Elpida Companies' creditors and the Tokyo District Court in February 2013. Under Elpida's plan of reorganization, secured creditors will recover 100% of the amount of their fixed claims and unsecured creditors will recover at least 17.4% of the amount of their fixed claims. The actual recovery of unsecured creditors will be higher, however, based on events and circumstances that occur following the plan approval. The remaining portion of the unsecured claims will be discharged, without payment, over the period that payments are made pursuant to the plans of reorganization. The plans of reorganization provide for the Elpida Companies' pre-petition creditors to be paid in seven installments. Elpida's secured creditors will be paid in full on or before the sixth installment payment date, while the unsecured creditors will be paid in seven installments. Akita's plan of reorganization provides that secured creditors will recover 100% of the amount of their claims, whereas unsecured creditors will recover at least 19% of the amount of their claims. The secured creditors of Akita will be paid in full on the first installment payment date, while the unsecured creditors will be paid in seven installments.

Under the terms and conditions of the Elpida Companies' respective plans of reorganization, the Elpida Companies are obligated to pay 200 billion yen (or the equivalent of $2.05 billion based on exchange rates as of August 29, 2013), less certain expenses of their reorganization proceedings and certain other items, to the secured and unsecured creditors (the "Elpida Creditor Installment Payments") in respect of the Elpida Companies' pre-petition creditors and their related claims. Substantially all of the $615 million we paid in connection with the acquisition of Elpida was deposited into accounts that are legally restricted for payment to the secured and unsecured creditors of Elpida in October 2013. The remaining 140 billion yen is due in six annual installments payable at the end of each calendar year beginning in 2014, with payments of 20 billion yen in each of 2014 through 2017, and payments of 30 billion yen in each of 2018 and 2019. Pursuant to the terms of the Sponsor Agreement, we entered into a series of agreements with the Elpida Companies, including supply agreements, research and development services agreements and general services agreements, which are intended to generate more stable operating cash flows to meet the requirements of the Elpida Companies' businesses, including the funding of the Elpida Creditor Installment Payments.

The remaining 140 billion yen of installment payments are also to be deposited into accounts that are legally restricted for settlement of the Elpida Creditor Installment Payments and will be directed by the trustees of the Elpida Companies to the secured and unsecured creditors of the Elpida Companies. A portion of the amounts are also subject to adjustment for certain expenses of the reorganization proceedings and certain other items. Additionally, settlements of certain pre-petition intercompany obligations between Elpida, Akita and Rexchip are included in the amounts scheduled to be deposited into the restricted cash account, but are eliminated in consolidation and therefore are excluded from our consolidated obligation to the secured and unsecured creditors of the Elpida Group. Also, a portion of each installment amount payable to the creditors of the Elpida Companies will continue to be restricted by the trustees of the Elpida Companies in the event that any outstanding claims, which were not treated as fixed claims under the plans of reorganization at the time the plans were filed with the Japan Court, become fixed claims. These fixed claims will be paid under the plans of reorganization in the same manner as the fixed claims of other creditors. To the extent the aggregate amounts reserved from the installment payments exceed the aggregate amounts payable with respect to these unfixed claims once they become fixed, the excess amounts reserved will be distributed to unsecured creditors with respect to their fixed claims, resulting in an increased recovery for the unsecured creditors out of the installment payments. To the extent the aggregate amounts reserved are less than the aggregate amounts payable with respect to these unfixed claims once they become fixed, the Elpida Companies would be responsible to fund any shortfall to ensure that the creditors receive the minimum recovery to which they are entitled under the plans of reorganization with respect to these claims. As a result, there is a possibility that the total amount payable by the Elpida Companies to their creditors under the plans of reorganization will exceed 200 billion yen. In addition, certain of these unfixed claims may be resolved pursuant to settlement arrangements or other post-petition agreements and a substantial portion of the amounts payable under such agreements may have to be funded by the Elpida Companies outside of the plans of reorganization.

The Elpida Creditor Installment Payments were recognized at the acquisition date fair value, which reflects the present value of the Elpida Creditor Installment Payments, discounted using a rate based on indices of leveraged loan markets, adjusted for security-specific risks of the installment payments. As of August 29, 2013, the discount is being accreted to interest expense over the remaining term of the Elpida Creditor Installment Payments, resulting in an effective interest rate of 6.25%.

The following table presents the amounts scheduled under the Sponsor Agreement to be restricted for settlement of the Elpida Creditor Installment Payments, the estimated amounts payable to the secured and unsecured creditors of the Elpida Companies (stated in Japanese yen and U.S. dollars) and the amount of unamortized discount.

As of August 29, 2013	Scheduled Deposits of Restricted Cash	Estimated Payments to Elpida Creditors
July 31, 2013	¥60,000	¥—	$—
2014	—	52,270	532
2015	20,000	20,267	206
2016	20,000	20,135	205
2017	20,000	20,003	204
2018	20,000	19,871	202
2019	30,000	28,508	290
2020	30,000	32,242	330
	¥200,000	¥193,296	$1,969
Less unamortized discount			(325)
Elpida Creditor Installment Payments			$1,644

Capital Lease Obligations

We have various capital lease obligations due in periodic installments with a weighted-average remaining term of 4.0 years and weighted-average effective interest rates of 4.1% as of 2013 and 4.9% as of 2012. In 2013, we received $126 million in proceeds from equipment sale-leaseback transactions and as a result recorded capital lease obligations aggregating $126 million at a weighted-average effective interest rate of 4.3%, payable in periodic installments through July 2017. On July 31, 2013, in connection with our acquisition of the Elpida Companies and purchase of the Rexchip shares from Powerchip, we recorded $377 million of capital lease obligations at a weighted-average effective interest rate of 3.2%, payable in periodic installments with a weighted-average remaining term of 5.5 years. In 2012, we received $609 million in proceeds from equipment sale-leaseback transactions and as a result recorded capital lease obligations aggregating $609 million at a weighted-average effective interest rate of 4.2%, payable in periodic installments through August, 2016.

Convertible Notes With Debt and Equity Components

The accounting standards for convertible debt instruments that may be fully or partially settled in cash upon conversion require the debt and equity components to be separately accounted for in a manner that reflects our nonconvertible borrowing rate when interest expense is recognized in subsequent periods. The amount recorded as debt is based on the fair value of the debt component as a standalone instrument, determined using an average interest rate for similar nonconvertible debt issued by entities with credit ratings comparable to ours at the time of issuance. The difference between the debt recorded at inception and its principal amount is to be accreted to principal through interest expense through the estimated life of the note.

Conversion prices per share and the conversion value in excess of principal for our convertible notes were as follows:

	Initial Conversion			Conversion Price Per Share Threshold(2)	Conversion Value in Excess of Principal(3)
	Outstanding Principal	Price Per Share	Number of Shares(1)		2013	2012
2014 Notes	$485	14.23	34.1	18.50	$—	$—
2027 Notes	175	10.90	16.1	14.17	43	—
2031A Notes	345	9.50	36.3	12.35	148	—
2031B Notes	345	9.50	36.3	12.35	148	—
2032C Notes	550	9.63	57.1	12.52	225	—
2032D Notes	450	9.98	45.1	12.97	162	—
2033E Notes	300	10.93	27.4	14.21	72	—
2033F Notes	300	10.93	27.4	14.21	72	—
(1)Shares issuable, upon conversion, for the principal amount of the notes.
(2)Holders may convert their notes during any calendar quarter if the closing price of our common stock for at least 20 trading days in a 30 trading day period ending on the last trading day of the immediately preceding calendar quarter is 130% of the initial conversion price per share.
(3)Based on our closing share price of $13.57 and $6.18 as of August 29, 2013 and August 30, 2012, respectively.

The debt and equity components of all of our convertible notes outstanding as of August 29, 2013 were required to be accounted for separately. Principal and carrying amounts of the liability components for our convertible notes were as follows:

As of		2013			2012
	Term (Years)(1)	Outstanding Principal	Unamortized Discount	Net Carrying Amount	Outstanding Principal	Unamortized Discount	Net Carrying Amount
2014 Notes	1	$485	$(20)	$465	$949	$(89)	$860
2027 Notes	4	175	(28)	147	175	(34)	141
2031A Notes	5	345	(68)	277	345	(80)	265
2031B Notes	7	345	(92)	253	345	(102)	243
2032C Notes	6	550	(87)	463	550	(99)	451
2032D Notes	8	450	(81)	369	450	(89)	361
2033E Notes	4	300	(28)	272	—	—	—
2033F Notes	6	300	(40)	260	—	—	—
(1)Expected term for amortization of the remaining debt discount as of August 29, 2013.

Carrying amounts of the equity components for our convertible notes were as follows:

As of	2013	2012
2014 Notes	$353	$368
2027 Notes	40	40
2031A Notes	89	89
2031B Notes	109	109
2032C Notes	101	101
2032D Notes	90	90
2033E Notes	30	—
2033F Notes	42	—

Interest expense for our convertible notes was as follows:

For the year ended	2013	2012	2011
Contractual interest expense:
2014 Notes, stated rate of 1.875%	$13	$18	$19
2027 Notes, stated rate of 1.875%	3	3	3
2031A Notes, stated rate of 1.5%	5	5	1
2031B Notes, stated rate of 1.875%	6	6	1
2032C Notes, stated rate of 2.375%	13	5	—
2032D Notes, stated rate of 3.125%	14	5	—
2033E Notes, stated rate of 1.625%	3	—	—
2033F Notes, stated rate of 2.125%	3	—	—
	60	42	24

Amortization of discount and issuance costs:
2014 Notes, effective rate of 7.9%	37	47	46
2027 Notes, effective rate of 6.9%	7	6	5
2031A Notes, effective rate of 6.5%	12	11	1
2031B Notes, effective rate of 7.0%	10	10	1
2032C Notes, effective rate of 6.0%	14	5	—
2032D Notes, effective rate of 6.3%	9	3	—
2033E Notes, effective rate of 4.5%	4	—	—
2033F Notes, effective rate of 4.9%	3	—	—
	96	82	53
	$156	$124	$77

2014 Notes

In May 2007, we issued $1.3 billion of aggregate principal amount of the 2014 Notes due June 2014, of which $464 million was repurchased on February 12, 2013 and $351 million was extinguished in 2011 in connection with debt restructures (see "Debt Restructure" below). The initial conversion rate of the 2014 Notes is 70.2679 shares of common stock per $1,000 principal amount, or approximately $14.23 per share. Interest is payable in June and December of each year.

Conversion Rights: Holders may convert their 2014 Notes under the following circumstances: (1) during any calendar quarter if the closing price of our common stock for at least 20 trading days in the 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is more than 130% of the conversion price of the 2014 Notes (approximately $18.50 per share); (2) if the 2014 Notes have been called for redemption; (3) if specified distributions or corporate events occur, as set forth in the indenture for the 2014 Notes; (4) if the trading price of the 2014 Notes is less than 98% of the product of the closing price of our common stock and the conversion rate of the 2014 Notes during the periods specified in the indenture; or (5) at any time on or after March 1, 2014.

We have the option to pay cash, issue shares of common stock or any combination thereof for the aggregate amount due upon conversion. It is our intent to settle the principal amount of the 2014 Notes in cash upon conversion. As a result, upon conversion of the 2014 Notes, only the amounts payable in excess of the principal amounts of the 2014 Notes are considered in diluted earnings per share under the treasury stock method.

Cash Redemption at Our Option: We may redeem for cash the 2014 Notes if the last reported sale price of our common stock has been at least 130% of the conversion price (approximately $18.50 per share) for at least 20 trading days during any 30 consecutive trading-day period. The redemption price is the principal amount to be redeemed, plus accrued and unpaid interest.

Cash Repurchase at the Option of the Holder: Upon a change in control or a termination of trading, as defined in the indenture, holders may require us to repurchase for cash all or a portion of their 2014 Notes at a repurchase price equal to the principal amount, plus accrued and unpaid interest, if any.

2027 Notes

In connection with a debt restructure in 2011 (see "Debt Restructure" below), we issued $175 million of the 2027 Notes due June 2027. The initial conversion rate is 91.7431 shares of common stock per $1,000 principal amount or approximately $10.90 per share, and is subject to adjustment upon the occurrence of certain events specified in the indenture.

Conversion Rights: Holders may convert their 2027 Notes under the following circumstances: (1) during any calendar quarter if the closing price of our common stock for at least 20 trading days in the 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is more than 130% of the conversion price (approximately $14.17 per share); (2) if the 2027 Notes have been called for redemption; (3) if specified distributions or corporate events occur; (4) if the trading price of the 2027 Notes is less than 98% of the product of the closing price of our common stock and the conversion rate of the 2027 Notes during the period specified in the indenture; (5) upon our election to terminate the conversion right of the 2027 Notes; or (6) after March 1, 2027.

Upon conversion, we will pay cash up to the aggregate principal amount and shares of common stock or cash, at our option, for any remaining conversion obligation. As a result of the conversion provisions in the indenture, upon conversion of the 2027 Notes, only the amounts payable in excess of the principal amounts of the 2027 Notes are considered in diluted earnings per share under the treasury stock method.

Cash Redemption at Our Option: We may redeem for cash the 2027 Notes on or after June 1, 2014 at a price equal to the principal amount plus accrued and unpaid interest.

Cash Repurchase at the Option of the Holder: We may be required by the holders of the 2027 Notes to repurchase for cash the 2027 Notes on June 1, 2017. The repurchase price is equal to the principal amount, plus accrued and unpaid interest. Upon a change in control or a termination of trading, as defined in the indenture, we may be required by the holders of the 2027 Notes to repurchase for cash all or a portion of their 2027 Notes at a repurchase price equal to the principal amount plus accrued and unpaid interest.

Termination of Conversion Rights: We may elect to terminate the conversion right of the 2027 Notes if the daily volume weighted average price of our common stock is greater than or equal to 130% of the conversion price (approximately $14.17 per share) for at least 20 trading days during any 30 consecutive trading day period. If we terminate the conversion right prior to June 1, 2014 and any 2027 Notes are converted in connection with the termination, we will pay a make-whole premium equal to the accrued interest as of the conversion date plus the present value of remaining interest that would have been paid through June 1, 2014, discounted using a U.S. Treasury bond with an equivalent term. Subject to the terms of the indenture, we may, at our election, deliver shares of common stock in lieu of cash with respect to this make-whole payment.

2031A and 2031B Notes

On July 26, 2011, we issued $345 million of the 2031A Notes and $345 million of 2031B Notes (collectively referred to as the "2031 Notes"), each due August 2031. The initial conversion rate for the 2031 Notes is 105.2632 shares of common stock per $1,000 principal amount, equivalent to an initial conversion price of approximately $9.50 per share of common stock. Interest is payable in February and August of each year.

Conversion Rights: Holders may convert their 2031 Notes under the following circumstances: (1) during any calendar quarter if the closing price of our common stock for at least 20 trading days in the 30 consecutive trading days ending on the last trading day of the preceding calendar quarter is more than 130% of the conversion price of the 2031 Notes (approximately $12.35 per share); (2) if the 2031 Notes are called for redemption; (3) if specified distributions or corporate events occur, as set forth in the indenture for the 2031 Notes; (4) if the trading price of the 2031 Notes is less than 98% of the product of the closing price of our common stock and the conversion rate of the 2031 Notes during the periods specified in the indenture; or (5) at any time after May 1, 2031.

Upon conversion, we will pay cash up to the lesser of the aggregate principal amount and the conversion value and cash, shares of common stock or a combination of cash and shares of common stock, at our option, for any remaining conversion obligations. As a result of the conversion provisions in the indenture, upon conversion of the 2031 Notes, only the amounts payable in excess of the principal amounts of the 2031 Notes are considered in diluted earnings per share under the treasury stock method.

Cash Redemption at Our Option: We may redeem for cash the 2031A Notes on or after August 5, 2013 and the 2031B Notes on or after August 5, 2014 if the last reported sale price of our common stock has been at least 130% of the conversion price (approximately $12.35 per share) for at least 20 trading days during any 30 consecutive trading day period. The redemption price will equal the principal amount plus accrued and unpaid interest. If we redeem the 2031A Notes prior to August 5, 2015, or the 2031B Notes prior to August 5, 2016, we will also pay a make-whole premium in cash equal to the present value of all remaining scheduled payments of interest on the 2031 Notes from the redemption date to August 5, 2015 for the 2031A Notes and through August 5, 2016 for the 2031B Notes, using a discount rate equal to 150 basis points.

Cash Repurchase at the Option of the Holder: We may be required by the holders of the 2031 Notes to repurchase for cash all or a portion of the 2031A Notes on August 1, 2018 and all or a portion of the 2031B Notes on August 1, 2020. The repurchase price is equal to the principal amount, plus accrued and unpaid interest. Upon a change in control or a termination of trading, as defined in the indenture, we may be required by the holders of the 2031 Notes to repurchase for cash all or a portion of their 2031 Notes at a repurchase price equal to the principal amount plus accrued and unpaid interest.

2032C and 2032D Notes

On April 18, 2012, we issued $550 million of the 2032C Notes and $450 million of the 2032D Notes (collectively referred to as the "2032 Notes"), each due May 2032. The initial conversion rate for the 2032C Notes is 103.8907 shares of common stock per $1,000 principal amount, equivalent to an initial conversion price of approximately $9.63 per share of common stock. The initial conversion rate for the 2032D Notes is 100.1803 shares of common stock per $1,000 principal amount, equivalent to an initial conversion price of approximately $9.98 per share of common stock. Interest is payable in May and November of each year.

Conversion Rights: Holders may convert their 2032 Notes under the following circumstances: (1) if the 2032 Notes are called for redemption; (2) during any calendar quarter if the closing price of our common stock for at least 20 trading days in the 30 consecutive trading days ending on the last trading day of the preceding calendar quarter is more than 130% of the conversion price (approximately $12.52 per share for the 2032C Notes and $12.97 per share for the 2032D Notes) of the 2032C or 2032D Notes; (3) if the trading price of the 2032C or 2032D Notes is less than 98% of the product of the closing price of our common stock and the conversion rate of the 2032C or 2032D Notes during the periods specified in the indenture; (4) if specified distributions or corporate events occur, as set forth in the indenture for the 2032 Notes; or (5) at any time after February 1, 2032.

We have the option to pay cash, issue shares of common stock or any combination thereof for the aggregate amount due upon conversion. It is our intent to settle the principal amount of the 2032 Notes in cash upon conversion. As a result, upon conversion of the 2032 Notes, only the amounts payable in excess of the principal amounts of the 2032 Notes are considered in diluted earnings per share under the treasury stock method.

Cash Redemption at Our Option: We may redeem for cash the 2032C Notes on or after May 1, 2016 and the 2032D Notes on or after May 1, 2017 if the volume weighted average price of our common stock has been at least 130% of the conversion price (approximately $12.52 per share for the 2032C Notes and $12.97 per share for the 2032D Notes) for at least 20 trading days during any 30 consecutive trading day period. The redemption price will equal the principal amount plus accrued and unpaid interest. If we redeem the 2032C Notes prior to May 4, 2019, or the 2032D Notes prior to May 4, 2021, we will also pay a make-whole premium in cash equal to the present value of all remaining scheduled payments of interest from the redemption date to May 4, 2019 for the 2032C Notes, or to May 4, 2021 for the 2032D Notes, using a discount rate equal to 150 basis points.

Cash Repurchase at the Option of the Holder: We may be required by the holders of the 2032 Notes to repurchase for cash all or a portion of the 2032C Notes on May 1, 2019 and all or a portion of the 2032D Notes on May 1, 2021. The repurchase price is equal to the principal amount plus accrued and unpaid interest. Upon a change in control or a termination of trading, as defined in the indenture, holders of the 2032 Notes may require us to repurchase for cash all or a portion of their 2032 Notes at a repurchase price equal to the principal amount plus accrued and unpaid interest.

2033E and 2033F Notes

On February 12, 2013, we issued $300 million of Convertible Senior Notes due February 2033 (the "2033E Notes") and $300 million of Convertible Senior Notes due February 2033 (the "2033F Notes" and together with the 2033E Notes, the "2033 Notes"). Issuance costs for the 2033 Notes totaled $16 million. The initial conversion rate for the 2033 Notes is 91.4808 shares of common stock per $1,000 principal amount, equivalent to an initial conversion price of approximately $10.93 per share of common stock. Interest is payable in February and August of each year.

Upon issuance of the 2033 Notes, we recorded $526 million of debt, $72 million of additional capital and $14 million of deferred debt issuance costs (included in other noncurrent assets). The amount recorded as debt was based on the fair value of the debt component as a standalone instrument and was determined using an average interest rate for similar nonconvertible debt issued by entities with credit ratings comparable to ours at the time of issuance (Level 2 fair value measurements). The difference between the debt recorded at inception and the principal amount ($31 million for the 2033E Notes and $43 million for the 2033F Notes) is being accreted to principal as interest expense through February 2018 for the 2033E Notes and February 2020 for the 2033F Notes, the expected life of the notes.

Conversion Rights: Holders may convert their 2033 Notes under the following circumstances: (1) if the 2033 Notes are called for redemption; (2) during any calendar quarter if the closing price of our common stock for at least 20 trading days in the 30 consecutive trading days ending on the last trading day of the preceding calendar quarter is more than 130% of the conversion price (approximately $14.21 per share) of the 2033 Notes; (3) if the trading price of the 2033 Notes is less than 98% of the product of the closing price of our common stock and the conversion rate of the 2033 Notes during the periods specified in the indenture; (4) if specified distributions or corporate events occur, as set forth in the indenture for the 2033 Notes; or (5) at any time after November 15, 2032.

Upon conversion, we will pay cash equal to the lesser of the aggregate principal amount and the conversion value of the notes being converted and cash, shares of common stock or a combination of cash and shares of common stock, at our option, for any remaining conversion obligation. As a result, upon conversion of the 2033 Notes, only the amounts payable in excess of the principal amounts of the 2033 Notes are considered in diluted earnings per share under the treasury stock method.

Cash Redemption at Our Option: We may redeem for cash the 2033E Notes on or after February 20, 2018 and the 2033F Notes on or after February 20, 2020. The redemption price will equal the principal amount plus accrued and unpaid interest.

Cash Repurchase at the Option of the Holder: We may be required by the holders of the 2033 Notes to repurchase for cash all or a portion of the 2033E Notes on February 15, 2018 and on February 15, 2023 and all or a portion of the 2033F Notes on February 15, 2020 and on February 15, 2023. The repurchase price is equal to the principal amount plus accrued and unpaid interest. Upon a change in control or a termination of trading, as defined in the indenture, holders of the 2033 Notes may require us to repurchase for cash all or a portion of their 2033 Notes at a repurchase price equal to the principal amount plus accrued and unpaid interest.

Other Notes Payable

On August 27, 2013, we borrowed $312 million under a four-year term loan, collateralized by a security interest in certain production equipment. Principal is payable in equal quarterly installments, commencing on November 27, 2013. Interest accrues at a variable rate equal to the three-month London Interbank Offered Rate (“LIBOR”) rate plus a margin of 3.25% per annum, payable quarterly in arrears. Also on August 27, 2013, we entered into a variable-for-fixed interest rate swap calculated on an aggregate notional amount equal to the scheduled outstanding balance of the loan. The interest rate swap effectively fixed the rate at 4.2% per annum. The facility agreement contains customary covenants, limitations or restrictions our ability to create liens or dispose of the equipment securing the facility agreement. The facility also contains a covenant requiring us to ensure that the ratio of the outstanding loan to the fair market value of the equipment that secures the loan does not exceed 0.8 to 1.0. If such ratio is exceeded, we are required to grant a charge over additional equipment and/or prepay the loan in an amount sufficient to reduce such ratio to 0.8 to 1.0 or less. The facility agreement also contains customary events of default which could result in the acceleration of all amounts and cancellation of all commitments under the facility agreement. As of August 29, 2013, the outstanding balance was $309 million.

On October 2, 2012, we entered into a facility agreement to obtain financing collateralized by semiconductor production equipment.  Subject to customary conditions, we could draw up to $214 million under the facility agreement.  Amounts drawn are payable in 10 equal semi-annual installments beginning six months after the draw date.  On October 18, 2012, we drew $173 million with interest at 2.4% per annum.  On January 31, 2013, we drew the remaining $41 million with interest at 2.4% per annum. The facility agreement contains customary covenants and events of default. As of August 29, 2013, the outstanding balance was $191 million.

On July 31, 2013, in connection with our acquisition of the Elpida Companies and purchase of the Rexchip shares from Powerchip, we recorded a note payable of $120 million, which is collateralized by building and certain production equipment.  The note is denominated in New Taiwan dollars. Principal on the note is payable in equal quarterly installments through May 2016 and accrued interest is payable monthly. Interest accrues at a variable rate of 0.85% above the secondary market rate for 90-day New Taiwan dollar commercial paper, subject to a minimum interest rate of 2.50% per annum. As of August 29, 2013, the outstanding balance was $110 million.

In connection with the IM Flash joint venture agreements, on April 6, 2012, we borrowed $65 million under a two-year senior unsecured promissory note from Intel, payable in approximately equal quarterly installments with interest at a rate of three-month LIBOR minus 50 basis points. The proceeds of the loan are to be used to fund purchases of equipment relating to the research and development or manufacturing of certain emerging memory technologies. As of August 29, 2013, the outstanding balance was $25 million. (See "Consolidated Variable Interest Entities – IM Flash" note.)

Revolving Credit Facilities

On September 5, 2012, we entered into a three-year revolving credit facility. Under this credit facility, we can draw up to the lesser of $255 million or 80% of the net outstanding balance of certain trade receivables. Amounts drawn would be collateralized by a security interest in such receivables. The availability of the facility is subject to certain customary conditions, including the absence of any event or circumstance that has a material adverse effect on our business or financial condition. The revolving credit facility contains customary covenants and a repayment provision in the event that the maximum aging of the receivables exceeds a specified threshold. Interest is payable monthly on any outstanding principal balance at a variable rate equal to the 30-day Singapore Interbank Offering Rate plus 2.8% per annum. As of August 29, 2013, we had not drawn any of the $255 million available under this facility.

On June 27, 2013, we entered into a senior secured three-year revolving credit facility, collateralized by a security interest in certain trade receivables. Under this facility, we can draw up to 85% of the net outstanding balance of certain trade receivables, subject to certain adjustments, including an availability block that has the effect of limiting the maximum committed draw amount to approximately $153 million. The revolving credit facility contains customary covenants and conditions, including as a funding condition the absence of any event or circumstance that has a material adverse effect on our business or financial condition.  Generally, interest is payable on any outstanding principal balance at a variable rate equal to the LIBOR plus a spread from 1.5% to 2.0%, or at our option, at a rate equal to an alternate base rate (defined as the highest of (1) the prime rate, (2) one-month LIBOR plus 1.0% or (3) the Federal Funds Effective Rate) plus a spread from 0.5% to 1.0%.  In either case, the spread added to the applicable interest rate basis varies depending upon the amount of the monthly average undrawn availability under the facility. As of August 29, 2013, we had not drawn any of the $153 million available under this facility.

2013 Notes Conversion

In 2012, we provided a written notice that we would redeem our 2013 convertible senior notes on June 4, 2012. As of June 4, 2012, the entire $139 million of principal amount of the 2013 Notes had been converted by holders into 27.3 million shares. We were required to pay a make-whole premium of $9 million, which is reflected in interest expense.

Debt Restructure

On February 12, 2013, we repurchased $464 million of aggregate principal amount of our 2014 Notes for $477 million in privately negotiated transactions. The liability and equity components of the 2014 Notes were stated separately pursuant to the accounting standards for convertible debt instruments that may be fully or partially settled in cash upon conversion. Accordingly, the repurchase resulted in the derecognition of $431 million in debt for the principal amount (net of $33 million of debt discount) and $15 million in additional capital for the equity component. We recognized a charge of $31 million associated with the early repurchase, based on the estimated $462 million fair value of the debt component and the $431 million carrying value (net of unamortized discount) of the notes repurchased. The fair value of the debt component was estimated using an interest rate for non-convertible debt, with terms similar to the debt component of the 2014 Notes on a stand-alone basis issued by entities with credit ratings similar to ours at the repurchase date (Level 2 fair value measurements).

In the first quarter of 2011, in connection with a series of debt restructure transactions with certain holders of our convertible notes, we recognized a loss of $111 million as follows:

•	$15 million on the exchange of $175 million in aggregate principal amount of our 2014 Notes for $175 million in aggregate principal amount of new 2027 Notes;

•	$17 million (including transaction fees) on the repurchase of $176 million in aggregate principal amount of our 2014 Notes for $171 million in cash; and

•	$79 million (including transaction fees) on the repurchase of $91 million in aggregate principal amount of our 2013 Notes for $166 million in cash.

Maturities of Notes Payable and Future Minimum Lease Payments

As of August 29, 2013, maturities of notes payable, including the Elpida Creditor Installment Payments, and future minimum lease payments under capital lease obligations were as follows:

As of August 29, 2013	Notes Payable	Capital Lease Obligations
2014	$1,203	$449
2015	367	349
2016	356	307
2017	500	85
2018	869	41
2019 and thereafter	2,263	135
Discounts and interest, respectively	(773)	(114)
	$4,785	$1,252